EXHIBIT 99.4


                   SETTLEMENT AND MUTUAL RELEASE AGREEMENT


 THIS SETTLEMENT AND MUTUAL RELEASE AGREEMENT (this "Agreement") is dated as of March 5, 2002, between uniView Technologies Corporation, a Texas corporation (the "Company"), and Brown Simpson Partners I, Ltd., as successor in interest to Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P. (referred to herein as the "Purchaser"), the Company and the Purchaser being collectively referred to herein as the "Parties," as shown in Schedule I hereto.

           WHEREAS, the Company and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of the date hereof, pursuant to which the Parties have agreed to exchange the Company's Series 1999-D1 Preferred Stock for the Company's Series 2002-G Preferred Stock; and

           WHEREAS, the Company and the Purchaser wish to memorialize their agreement to settle and resolve all matters relating in any way to the Company's Series 1999-D1 Preferred Stock, and to regulate their affairs consistent with their intent.

           NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, together with the surrender by the Purchaser to the Company of the Company's Series 1999-D1 Preferred Stock and the issuance and delivery by the Company to the Purchaser of the Company's Series 2002-G Preferred Stock, the receipt, actuality, and sufficiency of which are hereby acknowledged, the Parties agree as follows:

           1. Release. The Parties to this Agreement, on behalf of themselves, their predecessors, successors, affiliates, subsidiaries, parents, attorneys, agents, employees, officers, directors, and shareholders, mutually agree to release, discharge, forget, and forever hold the other Parties, and their respective predecessors, successors, affiliates, subsidiaries, parents, attorneys, agents, employees, officers, directors, and shareholders, harmless from any and all claims, demands, controversies, disputes, causes of action, suits, losses, damages, costs, attorney's fees, liabilities, dividends, debts, and expenses of whatever kind, and obligations of any nature whatsoever, in law or equity, fixed or contingent, liquidated or unliquidated, whether or not heretofore asserted, which they ever had, now have or may hereafter have ("Claims"), arising out of or in any way connected with the Company's Series 1999-D1 Preferred
 Stock, except for the issuance of the Company's Series 2002-G Preferred Stock, or in any way connected with any business relationships between the Parties, it being intended to release all Claims of any kind which the Parties might have against the others existing from the beginning of time to the date of this Agreement. The Parties recognize that there may be Claims arising out of the transaction or business relationships described in this Agreement that are unknown to the Parties at the time of execution of this Agreement, or that may arise in the future. However, the Parties have executed this Agreement in full knowledge of the possibility of additional Claims, and intend this Agreement to settle and finally dispose of all such Claims arising out of the described transaction or the business relationships between the Parties, whether known or unknown. The Parties expressly waive the benefits of any applicable ordinance, regulation, law or statute, if any, which may provide that a general release does not extend to Claims which are unknown or suspected to exist at the time of executing the release, which if known must have materially affected the settlement and release, and agree as a further consideration and inducement for this Agreement, that it shall apply to all unknown and unanticipated Claims, losses or damages which could hereafter be claimed by the Parties as well as to those known by the Parties. Notwithstanding the foregoing, the provisions of this Section 1 shall not apply to the Series 2002-G Preferred Stock or any Claims arising therefrom.

           2.   Corporate Authority.    The signatories  hereto  certify  the
 right, power and authority of the respective corporate entities to enter into and be bound by the terms of this Agreement.

           3. Enforceability. The Parties agree and stipulate that this Agreement is enforceable and is not subject to revocation.

           4. Entire Agreement. This Agreement, together with the Securities Purchase Agreement, the Certificate of Designation, and the Registration Rights Agreement by and among the Parties and dated as of the date hereof, contain the entire understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

           5. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

           6. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY

           7. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

           8. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

           9. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           IN WITNESS WHEREOF, the Parties hereto have caused this Settlement and Mutual Release Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                               UNIVIEW TECHNOLOGIES CORPORATION


                               By:  /s/ Patrick A. Custer
                               Name:    Patrick A. Custer
                               Title:   Chief Executive Officer



                               BROWN SIMPSON PARTNERS I, LTD.,
                               successor in interest to Brown Simpson
                               Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P.



                               By:  /s/ Peter D. Greene
                               Name:    Peter D. Greene
                               Title:   Attorney-in-fact

                                  SCHEDULE I

 Company

 uniView Technologies Corporation
 17300 North Dallas Parkway, Suite 2050
 Dallas, Texas  75248
 Attn:  Patrick A. Custer
 Tel:  (972) 233-0900
 Fax:  (972) 248-3060

 Purchaser:

 Brown Simpson Partners I, Ltd.,
 successor in interest to Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P.
 152 West 57th Street, 21st Floor
 New York, New York 10019
 Attn: Peter D. Greene
 Tel:  (212) 247-8200
 Fax: (212) 817-5391